[Scudder Investments logo]

Scudder Global Discovery Fund

Class AARP and Class S Shares

Annual Report

October 31, 2001

"The best 10-year contributors were no Roman candles; they were solid, steadily growing companies, as opposed to more flighty tech."

Contents

3 Letter from the Fund's President

4 Performance Summary

6 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

20 Financial Statements

24 Financial Highlights

26 Notes to Financial Statements

34 Report of Independent Accountants

35 Tax Information

36 Officers and Directors

37 Account Management Resources

Scudder Global Discovery Fund	Ticker Symbol	Fund Number
Class AARP	SGDPX	210
Class S	SGSCX	010

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

The past two years have been extremely challenging for investors in stocks and stock mutual funds. Across the globe, economic growth has slowed, corporate earnings have weakened, and stock indices have produced poor performance. Although the global markets rallied during late September and October, it is likely that high levels of volatility will remain with us for some time.

Under such circumstances, you may find that your natural response is to decide to sell your stock funds and retreat to cash, but our experience has taught us to focus on long-term goals even during times of daily turbulence. It is important to remember that the global stock markets have endured periods of high volatility in the past en route to producing strong long-term returns. And because financial markets are forward-looking, stock prices may begin to reflect an improved economic outlook well before any recovery takes hold - another important point for investors to keep in mind as they evaluate whether to sell their equity holdings.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your long-term goals. If you have any questions, please call us toll-free or visit us on the Web.

Thank you for your continued investment in Scudder Global Discovery Fund.

/s/ Lin C. Coughlin
Sincerely,

Linda C. Coughlin
President
Scudder Global Discovery Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary October 31, 2001

Average Annual Total Returns*
	1-Year	3-Year	5-Year	10-Year
Scudder Global Discovery Fund - Class S	-33.94%	7.71%	7.04%	10.06%
Salomon Brothers World Equity EMI+	-16.74%	3.60%	3.77%	6.99%

Life of Class(a)
Scudder Global Discovery Fund - Class AARP	-24.68%
Salomon Brothers World Equity EMI+	-11.88%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

(a) On March 1, 2001, the Fund commenced offering Class AARP shares. Index comparisons begin on February 28, 2001.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/01	$ 21.42	$ 21.42
10/31/00 and 3/1/01 (inception date of Class AARP)	$ 28.44	$ 35.01
Distribution Information: Twelve Months: Income Dividends	$ -	$ .01
Capital Gains Distributions	$ -	$ 2.41

Class S Lipper Rankings* - Global Small Cap Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	26	of	40	64
3-Year	15	of	35	42
5-Year	6	of	23	25
10-Year	1	of	6	15

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Global Discovery Fund - Class S -- Salomon Brothers World Equity EMI+

Yearly periods ended October 31

Comparative Results*
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,606	$12,494	$14,051	$26,075
	Average annual total return	-33.94%	7.71%	7.04%	10.06%
Salomon Brothers World Equity EMI+	Growth of $10,000	$8,326	$11,118	$12,035	$19,648
	Average annual total return	-16.74%	3.60%	3.77%	6.99%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.
+ The Salomon Brothers World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective May 29, 2001, the Fund changed its name from Global Discovery Fund to Scudder Global Discovery Fund. Prior to March 6, 1996, the Fund was known as the Scudder Global Small Company Fund.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investors in international funds should be comfortable with the risks associated with foreign investing including currency exchange fluctuation and political and economic instability.

Investing in securities of small companies may involve a greater risk/volatility than investments in larger companies.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Global Discovery Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Global Discovery Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Gerald J. Moran has set the fund's investment strategy and overseen its daily operation since the fund was introduced in 1991. Mr. Moran joined the Advisor's equity research and management area in 1968 and has been a portfolio manager since 1985.

Portfolio Manager Steven T. Stokes joined the Advisor in 1996 and the fund team in 1999. Mr. Stokes has over 13 years of experience as an equity analyst and has been a portfolio manager since 1994.

In the following interview, Portfolio Managers Gerry Moran and Steve Stokes discuss Scudder Global Discovery Fund's strategy and the market environment during the 12-month period ended October 31, 2001.

Q: Will you provide a general overview of the global markets for the annual period ended October 31, 2001?

A: This period will undoubtedly be most remembered for the terrorist attacks in New York City and Washington, D.C., and the unimaginable loss of life that accompanied them on September 11, 2001. These events have touched us all, both professionally and personally. Economies and markets around the world were already suffering from the deteriorating economic and corporate profit environment. We had seen the popping of the investment bubble that had built up through March of 2000. It was global in nature. Technology was particularly hard hit, although no one sector was immune to the global downturn. News of earnings disappointments and layoffs dominated the headlines for the bulk of the period. Not surprisingly, swings in investor sentiment were both powerful and frequent as the economic backdrop deteriorated in fits and starts. Even the news of lower interest rates seemed to be met with "too little, too late" skepticism. Bad went to worse after the September attacks as heightened political risks caused a sharp decline in investors' risk tolerance. Coordinated cuts in interest rates by the Federal Reserve, the European Central Bank and others, while encouraging and unprecedented, did little to allay people's most basic concerns about what to expect.

Q: How did Scudder Global Discovery Fund perform in this environment?

A: Declining 33.94 percent (Class S shares) for the one-year period ended October 31, 2001, the fund significantly underperformed its benchmark, the Salomon Brothers World Equity Extended Market Index (SB World EMI), which fell roughly 16.74 percent for the same period. The SB World EMI is an unmanaged index of small-capitalization stocks within 22 countries around the globe.

The primary reason for the underperformance pertains to investment style. The benchmark is neutral with respect to growth and value stocks, while the fund is a growth product in a value-driven market. In fact, the fund's performance was more in line with the SB World EMI Growth Index, which fell 30.70 percent for the reporting period, though we still slightly underperformed. We cannot officially use the growth version of the benchmark index as our bogey, however, because it is not widely followed or recognized. Also, the broader index provides more flexibility for comparisons when we want to venture a little more in growth-at-reasonable-price stocks. Regardless of which version of the index is used for comparison, most of the damage resulted from the fund's high-growth/high-risk stocks, despite the fact that as a group they were less than 20 percent of the total portfolio. Within that group, information technology (IT) was the biggest detractor from performance. Demand fell sharply for that sector for the period. Businesses that had been spending money on IT as if it were going out of style simply stopped spending as the economy slowed. Without the demand to absorb the inventory, many of that sector's smaller companies fell apart, particularly in software. Equities of these companies behaved accordingly; declines were dramatic.

In addition to our high-growth/high-risk stocks, the fund's energy holdings were disappointing, particularly in the domestic gas market. The fund had favored that industry, and we turned out to be wrong. We did not anticipate the full effects of the global slowdown on commodity prices.

From a regional perspective, the fund's investments in the United Kingdom were especially disappointing. Our average U.K. holding was down roughly 48 percent for the period. The fund had a number of U.K. holdings dependent upon cyclical advertising revenues, and they declined significantly. (Advertising is generally hurt during times of slow economic growth, as it is one of the first budget cuts for many corporations.)

Q: Were there any shifts in the weightings of your four investment building blocks for the period (total return, stable growth, growth at value prices and high growth/high risk)?

A: While the essence of our investment approach relies on bottom-up stock picking, the structural aspect of the portfolio takes on great importance in times of significant change. For us, this is represented by our building-block approach. Stable growth stocks with predictable earnings have been the core of the portfolio since inception. Currently, the growth of these stocks relative to the rest of the portfolio has brought this stake to unprecedented levels, from 45 percent last year to nearly 60 percent currently. We intend to bring that level down only gradually and opportunistically over the next few months as the stocks reach their relative price targets. Given the fact that the recent tragedy has further biased investors toward value versus growth, we are increasing the more value-oriented total-return building block of the portfolio, but it remains well within the normal range. The portfolio as a whole retains its growth bias.

Over the past year, we had lowered the minimum weighting of the high-risk/high-reward building block in the portfolio from 20 percent to 10 percent. At present, we are in the middle of that range. We feel it is prudent to maintain a position in the high-growth/high-risk area, and we are looking for solid companies that we expect will be definite survivors of what may be a prolonged economic downturn. An example is Britain's ARM Holdings (1.78 percent of net assets as of October 31, 2001), which had been a successful holding for the portfolio in the past, but had grown too big for the fund a couple of years ago. We recently repurchased it when its stock price dropped to one third of its high. ARM is an intellectual-property company; it designs chips. It has superior margins and no debt on the balance sheets. Nearly every phone made has ARM architecture in it, and phone manufacturers have to pay approximately seven cents per phone to license this technology. The application of ARM Holdings' 32-bit RISC chip is expanding into nontelecom areas such as the automotive industry and consumer electronics (digital cameras, etc.). Moreover, consolidation in the tech sector will likely give ARM Holdings the opportunity to expand simply because original equipment manufacturers will go to a proven winner.

Q: The fund passed its 10-year milestone on September 10, 2001. Will you discuss the fund's performance during this longer term?

A: While the fund has clearly struggled over the past 12 to 16 months relative to its peers and benchmark, as well as on an absolute basis, we are pleased to report that the fund's longer-term performance remains solid. This includes time periods when markets were more hospitable to growth-based small companies - an environment in which our stock selection stands out. The best 10-year contributors were no Roman candles; they were solid, steadily growing companies, as opposed to more flighty tech. Our long-term winners include several European financials, such as Germany's Marschollek und Lautenschlager (MLP). As of October 31, 2001, Scudder Global Discovery Fund has earned a four-star Morningstar rating for all time periods and has outperformed its benchmark and its average Lipper peer for the three-, five- and 10-year periods - in fact, it ranks number one for the 10-year period. (Please see page 4 for details on Lipper rankings and Morningstar ratings.)

Q: Will you provide an outlook for the portfolio's positioning in the months ahead?

A: The portfolio is currently underweight in both domestic and Japanese equities. In the United States, the era of supergrowth in earnings and expectations is over, at least for now. While we wait for Japan's economy to improve and structural reform to take hold, we're focusing on companies engaged in cost reduction; nonbank financials; and mid-size, high-quality and attractively-valued pharmaceuticals. We favor European equities and will continue to do so for the foreseeable future. While budget constraints prevent Europe from moving as aggressively on the fiscal front as the United States, Europe is nonetheless projected to grow by 1.5 percent this year, well ahead of current projections for the United States. What's more, Europe is not burdened by the imbalances that characterize the U.S. financial system, such as high levels of debt among both consumers and corporations. Stock market valuations have grown very attractive, and the prospect of further interest rate cuts has further enhanced the potential for equities. Pension reform and tax reform continue to move forward, which also creates a positive backdrop for stocks. Finally, the imperative for merger and restructuring activity remains strong.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Geographical (Excludes Cash Equivalents)	10/31/01	10/31/00

U.S.	56%	57%
Canada	-	3%
Europe	34%	32%
Japan	7%	6%
Pacific Basin	3%	2%
	100%	100%

Sectors (Excludes Cash Equivalents)	10/31/01	10/31/00

Health	27%	21%
Financial	22%	16%
Service Industries	17%	17%
Technology	7%	17%
Consumer Discretionary	7%	8%
Manufacturing	6%	5%
Energy	5%	12%
Utilities	4%	-
Communications	2%	-
Consumer Staples	-	2%
Media	-	1%
Other	3%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of October 31, 2001* (35.2% of Portfolio)
1. Biomet, Inc. Manufacturer of surgical implant devices	United States	4.7%
2. Fiserv, Inc. Provider of data processing services	United States	4.5%
3. Irish Life & Permanent PLC Provider of diversified financial services	Ireland	4.4%
4. Legg Mason, Inc. Provider of financial services	United States	3.7%
5. Anglo Irish Bank Corp. PLC Provider of financial services for business and private sectors	Ireland	3.6%
6. Laboratory Corp. of America Holdings Operator of a clinical laboratory organization	United States	3.3%
7. Serco Group PLC Operator of facilities management services	United Kingdom	2.9%
8. Symbol Technologies, Inc. Manufacturer of bar code laser scanners	United States	2.8%
9. Deutsche Boerse AG Provider of financial services	Germany	2.7%
10. St. Jude Medical, Inc. Manufacturer of heart valves	United States	2.6%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 98.2%
Australia 0.9%
Aristocrat Leisure Ltd. (Manufacturer, supplier and seller of gaming machines and table gaming equipment)	987,564	3,257,882
QBE Insurance Group, Ltd. (Underwriter for commercial and industrial insurance policies)	369,200	1,288,617
		4,546,499
Brazil 0.3%
Empresa Brasiliera de Aeronautica SA (ADR) (Manufacturer of aircraft)	78,900	1,353,924
Denmark 0.2%
Genmab AB A/S* (Creator, developer and marketer of human antibody-based products)	70,800	1,078,661
France 2.7%
Elior (Contractor of catering services)	318,905	2,020,695
Galeries Lafayette (Operator of department stores and supermarket chains)	29,904	3,808,487
JC Decaux International* (Provider of advertising services)	242,948	1,858,656
Penauille Polyservices (Provider of industrial cleaning services for offices, railroads and other industries)	51,441	1,293,608
Vinci SA (Builder of roads, provider of engineering and construction services)	72,418	4,367,050
		13,348,496
Germany 3.2%
Deutsche Boerse AG (Provider of financial services)	374,690	13,017,458
Suess Microtec AG* (Manufacturer of fabrication and inspection equipment)	116,370	2,618,471
		15,635,929
Hong Kong 2.2%
Legend Holdings Ltd. (Manufacturer of computers and related products)	12,919,100	5,424,435
Li & Fung Ltd. (Operator of export trading business)	5,454,000	5,209,336
		10,633,771
India 0.2%
Satyam Computer Services (ADR) (Provider of software services specializing in UNIX, IBM and Windows platforms)	141,700	949,390
Ireland 10.5%
Anglo Irish Bank Corp. PLC (Provider of financial services for business and private sectors)	5,840,478	17,715,160
Gresham Hotel Group PLC (Operator of hotels in the UK, Ireland, Belgium, Germany and the Netherlands)	1,967,686	1,416,813
Irish Continental Group PLC (Transporter of passengers, freight and containers between Ireland, the U.K. and the continent)	211,555	1,085,338
Irish Life & Permanent PLC (Provider of diversified financial services)	2,059,085	21,776,041
Jurys Doyle Hotel Group PLC (Operator of hotels and inns in Dublin, London and Washington, D.C.)	776,435	4,654,212
Ryanair Holdings PLC* (Provider of airline services in Europe)	517,000	4,746,325
		51,393,889
Japan 6.7%
Jafco Co., Ltd. (Operator of a venture capital company)	61,700	3,989,920
KYORIN Pharmaceutical Co., Ltd. New Shares (Manufacturer and distributor of prescription medicine and diagnostic drugs) (b)	87,000	2,347,122
KYORIN Pharmaceutical Co., Ltd.	174,000	4,694,245
NGK Insulators Ltd. (Manufacturer of electrical insulators)	381,000	3,089,863
NGK Spark Plug Co., Ltd. (Manufacturer of automotive spark plugs)	347,000	2,575,834
NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts)	787,000	2,625,049
Olympus Optical Co., Ltd. (Manufacturer of opto-electronic and related products)	388,000	5,769,882
Shinko Securities Co., Ltd. (Provider of financial services)	4,313,000	7,686,674
		32,778,589
Luxembourg 0.4%
Millicom International Cellular SA* (Developer and operator of cellular telephone networks)	194,600	2,150,330
Netherlands 0.8%
Vedior NV-CVA (Provider of temporary employment services)	444,300	4,078,902
Poland 0.1%
Pioneer Poland Fund* (Closed-end investment company) (b)	3	689,385
Spain 0.2%
Sogecable SA* (Provider of cable television services)	41,793	940,395
Sweden 0.3%
Eniro AB (Publisher of catalogs and telephone directories)	201,200	1,405,819
United Kingdom 15.3%
Aegis Group PLC (Provider of independent media services)	5,394,742	6,673,785
ARM Holdings PLC* (Designer of electronic components)	1,790,199	9,066,990
Energis PLC* (Provider of local, national and international basic telecommunication services)	2,680,642	2,799,260
Friends Provident PLC* (Manager of life assurance business)	1,314,725	3,501,617
Matalan PLC (Retailer of clothing)	1,941,555	10,229,181
Misys PLC (Provider of computer support and data services)	970,924	3,674,017
PizzaExpress PLC (Operator of pizza restaurants)	628,485	7,098,053
RM PLC (Provider of information technology solutions for educational markets)	846,651	2,957,320
Serco Group PLC (Operator of facilities management services)	2,665,841	14,161,514
Shire Pharmaceuticals Group PLC* (Developer and marketer of prescription medicine)	213,217	3,103,162
St. James's Place Capital PLC (Provider of money management and insurance)	1,013,321	4,719,322
Taylor Nelson Sofres PLC (Provider of market research services)	2,544,690	6,944,144
		74,928,365
United States 54.2%
Affiliated Computer Services* (Provider of information technology services and electronic funds transfer)	31,000	2,729,550
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds)	94,200	1,621,182
Alkermes, Inc.* (Developer of products to aid treatment of the nervous system)	238,500	6,117,525
Biomet, Inc. (Manufacturer of surgical implant devices)	760,975	23,209,738
BroadWing, Inc.* (Provider of various communication services)	242,000	2,240,920
Caremark Rx, Inc.* (Provider of pharmaceutical services in the United States)	584,500	7,832,300
Celgene Corp.* (Producer of pharmaceuticals)	165,600	5,451,552
Cephalon, Inc.* (Developer of biopharmaceutical products)	41,100	2,591,355
Concord EFS, Inc.* (Provider of electronic transaction authorization, processing, settlement and transfer services)	230,700	6,314,259
Diamond Offshore Drilling, Inc. (Operator of offshore oil and gas wells)	238,400	6,579,840
Documentum, Inc.* (Developer of software products)	319,900	4,724,923
DPL, Inc. (Distributor of electricity)	220,200	5,064,600
ENSCO International, Inc. (Operator of offshore drilling company)	223,500	4,425,300
EOG Resources, Inc. (Explorer of oil and gas)	152,800	5,404,536
Fiserv, Inc. (Provider of data processing services)	596,915	22,199,250
Garmin Ltd.* (Developer and marketer of Global Positioning System technology-enabled products)	154,300	2,593,783
H&R Block, Inc. (Provider of tax consulting and preparation services)	217,300	7,405,584
Internet Security Systems, Inc.* (Provider of security management solutions for the Internet)	63,300	1,674,285
Invitrogen Corp.* (Developer and provider of technologies for molecular biology research)	145,400	8,918,836
Laboratory Corp. of America Holdings* (Operator of a clinical laboratory organization)	187,000	16,119,400
Legg Mason, Inc. (Provider of financial services)	432,210	18,200,363
Medarex, Inc.* (Operator of a pharmaceutical company)	146,700	3,022,020
Nabors Industries, Inc.* (Contractor of land drilling)	88,420	2,718,031
NPS Pharmaceuticals, Inc.* (Developer of small molecule drugs)	184,500	6,665,985
OGE Energy Corp. (Provider of electric power and natural gas transmission)	229,800	4,977,468
Pharmaceutical Resources, Inc.* (Holder of subsidiaries) (c)	107,400	3,683,820
Pharmaceutical Resources, Inc.*	47,500	1,629,250
Province Healthcare Co.* (Acquirer and operator of rural hospitals)	77,700	2,140,635
Radio One, Inc. "D"* (Provider of radio broadcasting)	328,800	3,797,640
Regeneron Pharmaceuticals, Inc.* (Operator of a drug research and development company)	10,300	227,630
Shaw Group, Inc.* (Manufacturer of piping systems)	212,300	5,838,250
St. Jude Medical, Inc.* (Manufacturer of heart valves)	182,400	12,950,400
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners)	1,051,575	13,512,739
TECO Energy, Inc. (Provider of retail electric service)	191,100	4,920,825
Tiffany & Co. (Operator of jewelry and gift store)	194,100	4,539,999
Time Warner Telecom, Inc. "A"* (Provider of telecommunications services)	138,800	1,521,248
Universal Health Services, Inc.* (Operator of psychiatric-care facilities)	127,720	5,158,611
Utilicorp United, Inc. (Provider of multinational energy solutions)	170,700	5,057,841
Veritas DGC, Inc.* (Provider of land, transition zone and marine-based seismic data acquisition)	188,700	2,898,432
Waters Corp.* (Provider of high-performance liquid chromatography products and services)	204,400	7,254,156
Zions Bancorp (Provider of commercial banking services)	251,200	12,037,502
		265,971,563
Total Common Stocks (Cost $500,978,702)		481,883,907
	Principal Amount ($)
Convertible Bonds 0.6%
United States
Cephalon, Inc., Convertible, 5.25%, 5/1/2006 (Developer of biopharmaceutical products) (Cost $2,601,000)	2,601,000	2,757,060

Repurchase Agreements** 1.2%
Salomon Smith Barney, 2.6%, to be repurchased at $6,075,439 on 11/1/2001 (Cost $6,075,000)	6,075,000	6,075,000
Total Investment Portfolio - 100.0% (Cost $509,654,702) (a)		490,715,967

* Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury and government agency securities.
(a) The cost for federal income tax purposes was $510,248,319. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $19,532,352. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $78,510,829 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $98,043,181.
(b) Securities valued in good faith by the Valuation Committee of the Directors at fair value amounted to $3,036,507 (.60% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2001 aggregated $3,739,828.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at October 31, 2001 amounted to $3,683,820, which represents .72% of net assets. Information concerning such restricted securities at October 31, 2001 is as follows:
Security	Acquisition Date	Cost ($)
Pharmaceutical Resources, Inc.	8/21/2001	2,899,800

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $509,654,702)	$ 490,715,967
Cash	3,529
Foreign currency, at value (cost $19,654,063)	19,422,685
Receivable for investments sold	1,997,579
Dividends receivable	457,669
Interest receivable	66,439
Receivable for Fund shares sold	305,533
Foreign taxes recoverable	223,138
Total assets	513,192,539
Liabilities
Payable for investments purchased	1,884,891
Payable for Fund shares redeemed	1,614,253
Accrued reorganization fees	54,262
Accrued management fee	517,684
Other accrued expenses and payables	352,681
Total liabilities	4,423,771
Net assets, at value	$ 508,768,768
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(18,938,735)
Foreign currency related transactions	(241,600)
Accumulated net realized gain (loss)	(57,518,482)
Paid-in capital	585,467,585
Net assets, at value	$ 508,768,768

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($335,410 / 15,660 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.42
Class S Net Asset Value, offering and redemption price per share ($328,009,898 / 15,314,904 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 21.42
Class A Net Asset Value and redemption price per share ($100,123,486 / 4,734,902 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 21.15
Maximum offering price per share (100 / 94.25 of $21.15)	$ 22.44
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($60,383,415 / 2,951,779 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 20.46
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($19,916,559 / 970,772 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 20.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $188,562)	$ 4,870,898
Interest	2,799,064
Total Income	7,669,962
Expenses: Management fee	7,526,633
Administrative fee	1,650,525
Services to shareholders	1,023,502
Custodian and accounting fees	306,372
Distribution service fees	1,402,195
Auditing	43,903
Legal	10,428
Directors' fees and expenses	15,640
Reports to shareholders	310,653
Reorganization	171,577
Registration fees	44,821
Other	4,802
Total expenses, before expense reductions	12,511,051
Expense reductions	(333,820)
Total expenses, after expense reductions	12,177,231
Net investment income (loss)	(4,507,269)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(57,412,225)
Foreign currency related transactions	(370,941)
(57,783,166)
Net unrealized appreciation (depreciation) during the period on: Investments	(220,587,301)
Foreign currency related transactions	(222,744)
(220,810,045)
Net gain (loss) on investment transactions	(278,593,211)
Net increase (decrease) in net assets resulting from operations	$ (283,100,480)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ (4,507,269)	$ (6,821,641)
Net realized gain (loss) on investment transactions	(57,783,166)	121,047,817
Net unrealized appreciation (depreciation) on investment transactions during the period	(220,810,045)	37,237,433
Net increase (decrease) in net assets resulting from operations	(283,100,480)	151,463,609
Distributions to shareholders from: Net investment income: Class S	(163,690)	-
Net realized gains: Class S	(38,952,440)	(35,853,709)
Class A	(10,245,123)	(5,097,672)
Class B	(7,727,891)	(2,968,119)
Class C	(1,975,936)	(855,376)
Fund share transactions: Proceeds from shares sold	728,279,229	1,059,449,857
Reinvestment of distributions	55,555,815	42,543,080
Cost of shares redeemed	(796,511,610)	(838,571,697)
Net increase (decrease) in net assets from Fund share transactions	(12,676,566)	263,421,240
Increase (decrease) in net assets	(354,842,126)	370,109,973
Net assets at beginning of period	863,610,894	493,500,921
Net assets at end of period (including undistributed net investment income of $123,361 at October 31, 2000)	$ 508,768,768	$ 863,610,894

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 28.44
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(7.00)
Total from investment operations	(7.02)
Net asset value, end of period	$ 21.42
Total Return (%)	(24.68)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.335
Ratio of expenses (%)	1.48*
Ratio of net investment income (loss) (%)	(.09)*
Portfolio turnover rate (%)	59

a For the period from March 1, 2001 (commencement of sales of Class AARP shares) to October 31, 2001.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 35.01	$ 28.17	$ 19.81	$ 21.64	$ 20.45
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)	(.21)	(.13)	(.10)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(11.06)	9.43	8.49	.32	2.30
Total from investment operations	(11.17)	9.22	8.36	.22	2.18
Less distributions from: Net investment income	(.01)	-	-	(.64)	(.13)
Net realized gains on investment transactions	(2.41)	(2.38)	-	(1.41)	(.86)
Total distributions	(2.42)	(2.38)	-	(2.05)	(.99)
Net asset value, end of period	$ 21.42	$ 35.01	$ 28.17	$ 19.81	$ 21.64
Total Return (%)	(33.94)	33.25	41.95	1.19	11.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	328	574	404	310	349
Ratio of expenses before expense reductions (%)	1.51	1.53[b]	1.68	1.65	1.63
Ratio of expenses after expense reductions (%)	1.51	1.52[b]	1.68	1.65	1.63
Ratio of net investment income (loss) (%)	(.37)	(.59)	(.66)	(.45)	(.58)
Portfolio turnover rate (%)	59	86	64	41	61

a Based on average shares outstanding during the period.
b The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.52% and 1.52%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund"), formerly known as Global Discovery Fund, is a diversified series of Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland corporation.

The Fund offers multiple classes of shares. On March 1, 2001, the Fund commenced offering Class AARP shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP. Class S and AARP shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are generally not available to new investors. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $56,925,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

For the year ended October 31, 2001, purchases and sales (excluding short-term investments) of investment securities aggregated $371,380,986 and $391,005,495, respectively.

C. Transactions with Affiliates

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective March 1, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period November 1, 2000 through February 28, 2001, the Advisor and certain subsidiaries voluntarily agreed to maintain expenses of the classes of the Fund as follows: Class A shares 1.98% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective March 1, 2001, the Fund, as approved by the Fund's Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425% of average daily net assets for Class AARP, Class S, Class A, Class B and Class C, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, accounting, custody, audit and legal), under the current arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). For the period from March 1, 2001 through October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class AARP	$ 815	$ 117
Class S	1,028,223	112,772
Class A	326,443	42,038
Class B	228,416	24,655
Class C	66,628	7,689
	$ 1,650,525	$ 187,271

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class S and AARP shares. Prior to March 1, 2001, the amount charged to Class S shares by SSC for shareholder services aggregated $217,984, all of which was paid.

Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to March 1, 2001, the amount charged to Class A, B and C by SISC aggregated $232,250, $124,284 and $49,287, respectively, of which $232,250, $30,425 and $33,146, respectively, was not imposed.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. Prior to March 1, 2001, the amount charged to the Class S shares by STC aggregated $97,726, all of which was paid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to March 1, 2001, the amount charged to the Fund by SFAC aggregated $251,250, all of which was paid.

Effective March 1, 2001, the above fees will be paid by the advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 635,933	$ 50,250
Class C	179,536	20,809
	$ 815,469	$ 71,059

Effective March 1, 2001, in accordance with an amended and restated Distribution Service Agreement under the 1940 Act, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 319,124	$ 5,332
Class B	207,756	32,016
Class C	59,846	8,969
	$ 586,726	$ 46,317

A portion of the amount charged to Class A shares amounting to $37,999 was not imposed.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2001 aggregated $57,860.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2001, the CDSC for Classes B and C aggregated $165,812 and $21,211, respectively.

Directors' Fees. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregated net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a
$1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes capital share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP*	21,202	$ 551,052	-	$ -
Class S	11,020,339	285,940,786	7,852,273	293,016,942
Class A	14,995,755	391,396,693	17,122,035	628,071,187
Class B	764,598	20,442,932	2,648,775	96,608,721
Class C	1,107,705	29,947,766	1,166,370	41,753,007
		$ 728,279,229		$ 1,059,449,857
Shares issued to shareholders in reinvestment of distributions
Class S	1,220,900	$ 37,017,687	1,005,922	$ 34,070,602
Class A	317,204	9,519,254	144,729	4,877,084
Class B	246,043	7,189,226	84,443	2,802,662
Class C	62,488	1,829,648	23,863	792,732
		$ 55,555,815		$ 42,543,080
Shares redeemed
Class AARP*	(5,542)	$ (137,694)	-	$ -
Class S	(13,331,510)	(345,178,242)	(6,786,276)	(250,450,250)
Class A	(14,976,781)	(391,812,893)	(14,821,388)	(547,112,786)
Class B	(1,248,737)	(31,518,748)	(536,216)	(19,127,223)
Class C	(1,037,416)	(27,864,033)	(622,446)	(21,881,438)
		$ (796,511,610)		$ (838,571,697)
Net increase (decrease)
Class AARP*	15,660	$ 413,358	-	$ -
Class S	(1,090,271)	(22,219,769)	2,071,919	76,637,294
Class A	336,178	9,103,054	2,445,376	85,835,485
Class B	(238,096)	(3,886,590)	2,197,002	80,284,160
Class C	132,777	3,913,381	567,787	20,664,301
		$ (12,676,566)		$ 263,421,240

* For the period from March 1, 2001 (commencement of sales of Class AARP shares) to October 31, 2001.

F. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are borne jointly by ZSI and certain of the shareholder classes of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, were charged to Class A, Class B and Class C and are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Global Discovery Fund (the "Fund"), formerly Global Discovery Fund, at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 13, 2001

Tax Information (Unaudited)

The Fund paid distributions of $2.405 per share from net long-term capital gains during its year ended October 31, 2001, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 2001, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors

Linda C. Coughlin*
President and Director
Henry P. Becton, Jr.
Director; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Director; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Director; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Director; Consultant
Jean C. Tempel
Director; Managing Director, First Light Capital, LLC
Steven Zaleznick
Director; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Jan C. Faller*
Vice President
William F. Glavin, Jr.*
Vice President
William E. Holzer*
Vice President
James E. Masur*
Vice President
Gerald J. Moran*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAILTM - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735